UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

Knology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive West Point, Georgia		31833
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 645-8553

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Item 1.02 have the meanings ascribed to them in Item 2.01.

Effective July 17, 2012, in connection with the Merger, the Company terminated its Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of October 15, 2010 and amended and restated on February 18, 2011, among the Company, Credit Suisse AG, as Administrative Agent and Collateral Agent, and the other agents and the lenders party thereto. The outstanding balance under the Credit Agreement was repaid in full by WOW.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 17, 2012, Knology, Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Kingston Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of WideOpenWest Finance, LLC, a Delaware limited liability company (“WOW”).

In the Merger, Merger Sub merged with and into the Company, which continues as the surviving corporation of the Merger and as a wholly-owned subsidiary of WOW. The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of April 18, 2012, by and among the Company, WOW and Merger Sub (the “Merger Agreement”), which was adopted by the Company’s stockholders at a special meeting of stockholders held on June 26, 2012. The Merger became effective at 8:10 a.m. (Eastern Daylight Time) on July 17, 2012 (the “Effective Time”), as set forth in the certificate of merger that was accepted for filing by the Secretary of State of the State of Delaware on such date.

Upon the completion of the Merger, at the Effective Time, (i) each outstanding share of Company common stock (other than treasury stock or shares owned by WOW, Merger Sub, or any direct or indirect wholly-owned subsidiary of WOW or Merger Sub, or persons who properly exercised appraisal rights under Delaware law) was canceled and converted into the right to receive $19.75 in cash, without interest thereon; (ii) each outstanding share of Company common stock subject to vesting or other lapse restrictions vested in full and became free of such restrictions as of the Effective Time and was canceled and converted into the right to receive $19.75 per share; (iii) each outstanding option to purchase Company common stock, whether or not vested, that had an exercise price of less than $19.75 per share was canceled and converted into the right to receive a cash payment equal to (x) the total number of shares of Company common stock subject to the option multiplied by (y) the excess of $19.75 over the per share exercise price of the option; and (iv) each outstanding warrant to acquire Company common stock that had an exercise price of less than $19.75 per share was converted into the right to receive a cash payment equal to (x) the total number of shares of Company common stock subject to such warrant multiplied by (y) the excess of $19.75 over the per share exercise price of the warrant. Each outstanding option to purchase Company common stock, whether or not vested, that had an exercise price equal to or greater than $19.75 was canceled without any cash payment. No cash will be payable in respect of any warrant that has an exercise price equal to or greater than $19.75.

The total amount paid or payable in connection with the Merger in consideration for outstanding Company common stock, stock options and warrants is approximately $807 million in cash.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 18, 2012 with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger, on July 17, 2012, the Company submitted a written request to The NASDAQ Stock Market LLC (“NASDAQ”) for NASDAQ to (i) immediately halt trading of the Company’s common stock on the NASDAQ Global Market, (ii) to suspend trading of the Company’s common stock on the NASDAQ Global Market as of the close of business on July 17, 2012 and (iii) to file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 (the “Form 25”) to delist the Company’s common stock from the NASDAQ Global Market and deregister the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). NASDAQ filed the Form 25 on July 17, 2012.

The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15, requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided under Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of the Company’s common stock, restricted stock, warrants or options immediately before the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the consideration pursuant to the Merger Agreement), and, accordingly, such holders no longer have any interest in the Company’s future earnings or growth.

Item 5.01 Changes in Control of Registrant.

The information provided under Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, each of the members of the Board of Directors of the Company voluntarily resigned from the Board of Directors, effective as of the Effective Time. At the Effective Time, the members of the Board of Directors of Merger Sub became the directors of the Company.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the officers of Merger Sub became the officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety as set forth in Exhibit B to the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s bylaws were amended and restated in their entirety to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time.

The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed herewith as exhibits to this report:

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 18, 2012 among Knology, Inc., a Delaware corporation, WideOpenWest Finance, LLC, a Delaware limited liability company, and Kingston Merger Sub, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 18, 2012).

3.1	Amended and Restated Certificate of Incorporation of Knology, Inc.

3.2	Amended and Restated Bylaws of Knology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

Date: July 18, 2012	/s/ D. Craig Martin
	Name:	D. Craig Martin
	Title:	Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 18, 2012 among Knology, Inc., a Delaware corporation, WideOpenWest Finance, LLC, a Delaware limited liability company, and Kingston Merger Sub, Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 18, 2012).

3.1	Amended and Restated Certificate of Incorporation of Knology, Inc.

3.2	Amended and Restated Bylaws of Knology, Inc.